Variflex Extra Credit Variable Annuity Variflex Signature Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 15, 2011
To Prospectus Dated May 1, 2005

Subject to a shareholder vote to be held on April 1, 2011, effective May 2, 2011, the Invesco Van Kampen V.I. Government fund will merge into the Invesco V.I. Government Securities fund. The Company will no longer make available the Invesco Van Kampen V.I. Government fund as an investment option under the Contract.

The “Objectives for Underlying Funds – Invesco Van Kampen V.I. Government” section of the Prospectus is deleted in its entirety and replaced with the following:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Invesco V.I. Government Securities	Series II	Total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.

Please Retain This Supplement For Future Reference